Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	CHC Group Ltd., et al.
CASE NUMBER:	16-31854 (jointly administered)
JUDGE:	Barbara J. Houser

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING: May (MONTH) 2016 (YEAR)

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

[signature] — ORIGINAL SIGNATURE OF RESPONSIBLE PARTY

Chief Financial Officer — TITLE

Lee Eckert — PRINTED NAME OF RESPONSIBLE PARTY

7/1/2016 — DATE

PREPARER:

[signature] — ORIGINAL SIGNATURE OF PREPARER

Chief Accounting Officer — TITLE

Melanie Kerr — PRINTED NAME OF PREPARER

7/1/2016 — DATE

General Notes:

- This monthly operating report has been filed on a consolidated basis for CHC Group Ltd. [Case No. 16-31854], 6922767 Holding SARL [Case No. 16-31855], Capital Aviation Services B.V. [Case No. 16-31856], CHC Cayman ABL Borrower Ltd. [Case No. 16-31857], CHC Cayman ABL Holdings Ltd. [Case No. 16-31858], CHC Cayman Investments I Ltd. [Case No. 16-31859], CHC Den Helder B.V. [Case No. 16-31860], CHC Global Operations (2008) ULC [Case No. 16-31862], CHC Global Operations Canada (2008) ULC [Case No. 16-31870], CHC Global Operations International ULC [Case No. 16-31879], CHC Helicopter (1) S.a.r.l [Case No. 16-31892], CHC Helicopter (2) S.a.r.l. [Case No. 16-31895], CHC Helicopter (3) S.a.r.l. [Case No. 16-31878], CHC Helicopter (4) S.a.r.l. [Case No. 16-31882], CHC Helicopter (5) S.a.r.l. [Case No. 16-31890], CHC Helicopter Australia Pty. Ltd [Case No. 16-31872], CHC Helicopter Holding S.a.r.l. [Case No. 16-31875], CHC Helicopter S.A. [Case No. 16-31863], CHC Helicopters (Barbados) Limited [Case No. 16-31865], CHC Helicopters (Barbados) SRL [Case No. 16-31867], CHC Holding (UK) Limited [Case No. 16-31868], CHC Holding NL B.V. [Case No. 16-31874], CHC Hoofddorp B.V. [Case No. 16-31861], CHC Leasing (Ireland) Limited [Case No. 16-31864], CHC Netherlands B.V. [Case No. 16-31866], CHC Norway Acquisition Co AS [Case No. 16-31869], Heli-One (Netherlands) B.V. [Case No. 16-31871], Heli-One (Norway) AS [Case No. 16-31876], Heli-One (U.S.) Inc. [Case No. 16-31881], Heli-One (UK) Limited [Case No. 16-31888], Heli-One Canada ULC [Case No. 16-31893], Heli-One Holdings (UK) Limited [Case No. 16-31894], Heli-One Leasing (Norway) AS [Case No. 16-31886], Heli-One Leasing ULC [Case No. 16-31891], Heli-One USA Inc. [Case No. 16-31853], Heliworld Leasing Limited [Case No. 16-31889], Integra Leasing AS [Case No. 16-31885], Lloyd Bass Strait Helicopters Pty. Ltd. [Case No. 16-31883], Lloyd Helicopter Services Limited [Case No. 16-31873], Lloyd Helicopter Services Pty. Ltd. [Case No. 16-31877], Lloyd Helicopters International Pty. Ltd. [Case No. 16-31880], Lloyd Helicopters Pty. Ltd. [Case No. 16-31884], Management Aviation Limited [Case No. 16-31887] (collectively, the "**Debtors**"). On May 5, 2016, each of the Debtors filed a voluntary petition with the United States Bankruptcy Court for the Northern District of Texas for reorganization relief under chapter 11 of title 11 of the United States Code. The cases were consolidated for procedural purposes only under Case No. 16-31854.

- The Debtors use a centralized cash management system. See the Cash Management motion and orders filed on May 5, May 7, and June 9, 2016 Docket Nos. 11, 59 and 288 for a full description of the Debtors' cash management system.

- For financial reporting purposes, the Debtors generally prepare consolidated financial statements. On May 31, 2016, Schedules of Assets and Liabilities and the Statement of Financial Affairs ("**Schedules and Statements**") were filed for CHC Cayman Investments I Ltd. Separate Schedules and Statements are being prepared and will be filed for each of the remaining Debtors by July 5, 2016. Each Debtor's Schedules and Statements are being prepared using the assets and liabilities of that Debtor pursuant to the Debtor's accounting records. For purposes of this monthly operating report, however, the financial statements are presented as consolidated.

- The Monthly Operating Report ("MOR") is not meant to be relied upon as a complete description of the Debtors, their businesses or condition (financial or otherwise), or their results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this MOR. This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the previously filed financial statements and accompanying notes in the Company's annual and quarterly reports that are filed with the United States Securities and Exchange Commission. Certain exceptions as listed below are not exhaustive of all non-GAAP compliance:

    - The financial statements are unaudited and will not be subject to audit or review by the Debtor's external auditors at any time in the future and are subject to change.

    - The MOR does not reflect all normal quarterly adjustments that are generally recorded by the Debtor upon review of major accounts period to the end of each quarterly accounting period.

    - Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports.

    - The MOR does not include disclosures required under US GAAP.

    - The MOR is not presented in US GAAP-based SEC reporting format.

- Pursuant to corporate governance requirements in foreign jurisdictions, certain Debtors have appointed employees as statutory directors. These employees do not receive any supplemental payments on account of such appointment, including director fees. Accordingly, payments to these employees are not included within the scope of MOR 6, payments to insiders.

- Foreign Exchange conversion rates of Bank of Canada for May 31 (noon rate) have been used to convert the local currencies below into US Dollars.

- In certain limited circumstances, CHC has used a non-debtor affiliate to make operationally critical payments to certain parties, including vendors and suppliers, where absolutely necessary. That non-debtor affiliate, 38286 Bermuda Ltd. ("CHC Bermuda"), has no creditors and holds its cash in a segregated account so that its funds are not commingled with the rest of CHC's cash management system. Over time, CHC Bermuda's funds are replenished by way of periodic dividends from its subsidiaries, all of which are also non-debtors.

- The Debtors secured a $200 million dollar bond over their holdings with Bank of America, representing over 90% of the cash in the Debtors' cash management system. The covered accounts include all of the accounts held by Cayman Investment I Ltd., the Debtors' central banking entity. The Debtors continue to work towards securing the remaining 10%, and have been communicating regularly with the Office of the United States Trustee in that regard.

Payments made erroneously / before approval from Court (May 2016):

1. Getesa (Essential Services) → Payment was erroneously made by CHC Global Operations Canada (2008) ULC.'s operating base in Equatorial Guinea for CFA 40 (Less than $1 USD) in relation to a pre-petition telephone bill. Subsequently, a communication and meeting was held with the bases to ensure strict procedures regarding handling of pre-petition payments.
2. Fortis BC (Essential Services) → Check payment made by Heli-One Canada ULC. before petition date was erroneously re-issued as it was returned due to bank account freeze on account of filing. Amount re-issued CAD 6,039.13 (USD $4,610). Additional controls were put in place to ensure subsequent rejected payments were not re-issued.
3. Twins Bright Consulting (Independent Contractor) → Payment for USD 6,537.50 was erroneously made by CHC Hoofddorp B.V. before the final wage order was issued authorizing payment for pre-petition contractor payments. Additional controls were put in place to ensure no further payments were payments prior to the final wage order.
4. ISAT Timor-Leste → Payment was erroneously issued for AUD $115 (USD $83) by an operating base in Dili of CHC Helicopter Australia Pty. Ltd. in relation to training services. Subsequently, a communication and meeting was held with the bases to ensure strict procedures regarding handling of pre-petition payments.
5. Diners (Travel Services) → Funds were withdrawn from CHC Helicopter Australia Pty. Ltd.'s bank account through a Pre-authorized debit in the amount of AUD 140,055.10 (USD $101,417). The vendor stopped services, which caused a huge risk to the business in Australia as all travel is booked through this vendor.
6. Approximately USD $1,000 was paid during the period by the Uruguay branch of CHC Global Operations International ULC. to certain phone and internet service providers under duress, where the foreign utilities were threatening to disconnect service to the company's search and rescue base, which would have put the safety of the company's employees and customers at risk.

Monthly Operating Report
ACCRUAL BASIS-1

CASE NAME:	CHC Group Ltd., et al.
CASE NUMBER:	16-31854 (jointly administered)

See attached schedule

COMPARATIVE BALANCE SHEET

	SCHEDULE AMOUNT	MONTH	MONTH	MONTH
ASSETS				
1. UNRESTRICTED CASH				
2. RESTRICTED CASH				
3. TOTAL CASH	$0	$0	$0	$0
4. ACCOUNTS RECEIVABLE (NET)				
5. INVENTORY				
6. NOTES RECEIVABLE				
7. PREPAID EXPENSES				
8. OTHER (ATTACH LIST)				
9. TOTAL CURRENT ASSETS	$0	$0	$0	$0
10. PROPERTY, PLANT & EQUIPMENT				
11. LESS: ACCUMULATED DEPRECIATION/DEPLETION				
12. NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
13. DUE FROM INSIDERS				
14. OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)				
15. OTHER (ATTACH LIST)				
16. **TOTAL ASSETS**	$0	$0	$0	$0
POSTPETITION LIABILITIES				
17. ACCOUNTS PAYABLE				
18. TAXES PAYABLE				
19. NOTES PAYABLE				
20. PROFESSIONAL FEES				
21. SECURED DEBT				
22. OTHER (ATTACH LIST)				
23. TOTAL POSTPETITION LIABILITIES		$0	$0	$0
PREPETITION LIABILITIES				
24. SECURED DEBT				
25. PRIORITY DEBT				
26. UNSECURED DEBT				
27. OTHER (ATTACH LIST)				
28. TOTAL PREPETITION LIABILITIES	$0	$0	$0	$0
29. **TOTAL LIABILITIES**	$0	$0	$0	$0
EQUITY				
30. PREPETITION OWNERS' EQUITY				
31. POSTPETITION CUMULATIVE PROFIT OR (LOSS)				
32. DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)				
33. TOTAL EQUITY		$0	$0	$0
34. **TOTAL LIABILITIES & OWNERS' EQUITY**		$0	$0	$0

CHC Group Ltd., et al.	**Monthly Operating Report**
Comparative Balance Sheet	**ACCRUAL BASIS-1 (1 of 3)**

	MAY 31, 2016
Current Assets	
Cash and Cash Equivalents	$182,674,393
Receivables - sub ledger	$91,599,940
Receivables - Other	$10,626,654
Current intercompany receivables	$621,102,213
Inventories	$87,058,508
Prepaid Expenses	$20,396,819
Income Taxes Receivable	$2,083,805
Other Assets - Current	$6,206,925
	$1,021,749,256
Non Current Assets	
Restricted Cash	$5,182,049
Property & Equipment, net	$811,136,868
Investments	$795,696,398
Other Assets-Long Term	$307,692,995
Long-term intercompany receivables	$58,392,691
Deferred Income Tax Assets	$7,428,909
Intangible Assets	$81,476,278
Total Assets	**$3,088,755,444**
Liabilities & Shareholders Deficit	
Current Liabilities	
Payables - sub ledger	$10,786,224
Payables - accruals and other	$54,476,260
Current intercompany payables	$20,790,077
Deferred Revenue - Current	$735,471
Income Taxes Payable	$288,027
Current Portion of Long Term Debt Obligations	$737,722
Other Liabilities - Current	$308,281
	$88,122,062
Non Current Liabilities	
Deferred Revenue	$1,075,749
Pre-petition liabilities	$2,983,873,370
Other Liabilities - Non Current	$3,334,220
Deferred Income Tax Liabilities	$565,286
	$2,988,848,625
Convertible Preferred Shares	$643,967,652
Shareholders Deficit	($632,182,895)
Total Liabilities & Shareholders Deficit	**$3,088,755,445**

Balance sheet support

Monthly Operating Report
ACCRUAL BASIS-1 (2 of 3)
MAY 31, 2016

Other assets

Current:

		Note:
Foreign currency embedded derivatives	$4,137,984	(1)
Mobilization costs	$2,007,261	
Other	$61,681	
	$6,206,925	

Non-current:

Helicopter operating lease funded residual value guarantees	$151,529,229	(2)
Helicopter deposits	$66,169,594	(3)
Security deposits	$39,454,949	(4)
Deferred financing costs	$15,593,492	(5)
Prepaid helicopter rentals	$13,849,928	(6)
Residual value guarantees	$8,674,664	(7)
Foreign currency embedded derivatives	$5,595,627	(1)
Mobilization costs	$1,197,692	
Accrued pension asset	$1,197,058	
Pension guarantee assets	$1,526,178	
Other	$2,904,583	
	$307,692,995	

Other liabilities

Current:

Foreign currency embedded derivatives	$308,281	(1)
	$308,281	

Non-current:

Foreign currency embedded derivatives	$256,489	(1)
Restructuring	$273,204	(8)
Residual value guarantees	$13,052	(9)
Other	$2,791,475	
	$3,334,220	

Pre-petition liabilities:

Long term debt and capital lease obligations	$1,724,188,932	
Payables - sub ledger	$24,081,750	
Payables - accruals and other	$137,717,226	
Intercompany payable	$855,645,493	
Deferred revenue	$58,637,672	
Restructuring liability	$62,700,882	(8)
Deferred gains on sale-leasebacks of helicopters	$39,267,284	(10)
Accrued pension obligation	$32,466,420	(11)
Residual value guarantees	$22,921,259	(9)
Current liability secured by accounts receivable	$10,887,188	
Contract inducement	$3,457,659	
Income taxes payable	$2,425,355	
Other liabilities	$9,476,250	
	$2,983,873,370	

CHC Group Ltd., et al.	**Monthly Operating Report**
Comparative Balance Sheet	**ACCRUAL BASIS-1 (3 of 3)**

Explanatory notes on certain balance sheet items

1	The debtors enter into long-term revenue agreements, which provide for pricing denominated in currencies other than the functional currency of the parties to the contract. This pricing feature was determined to be an embedded derivative which has been bifurcated for valuation and accounting purposes as required under US GAAP.
2	At the inception of an operating lease the debtors may provide a loan to the lessor as part of the helicopter lease arrangement, with the recovery of the loan dependent on the helicopter residual value at the end of the lease term
3	Helicopter deposits relate to payments made to original equipment manufacturers for the acquisition of new aircraft.
4	Security deposits are amounts paid in connection with lease agreements and are refundable at the end of the lease term.
5	Deferred financing costs include the direct costs of arranging lease financing, which are deferred and amortized straight-line over the term of the lease, and deferred financing costs on debt obligations.
6	Prepaid helicopter rentals relate to advance payments made under operating leases.
7	At the inception of an operating lease where the debtors have guaranteed a portion of the helicopter residual values at the end of the lease term, a liability is recognized with a corresponding prepaid rent asset that represents the fair value of the guaranteed helicopter residual. The prepaid rent asset is amortized on a straight-line basis to net loss over the lease term of the related asset and the liability is derecognized at the end of the lease term through settlement or on expiration of the guarantee.
8	The debtors recognize a liability for contractual termination benefits when the liability is both probable and estimable in accordance with ASC 712, Nonretirement Postemployment Benefits. The debtors recognize a liability at fair value for one-off termination costs associated with an exit or disposal activity in accordance with ASC 420, Exit or Disposal Cost Obligations. The debtors recognize a liability for excess helicopter operating lease obligations when the debtors cease using the helicopter permanently in operations. The liability is measured at fair value based on the remaining lease rentals including any contractually required costs including maintenance, adjusted for the effects of any prepaid or deferred items recognized under the lease. This liability is further reduced by estimated sublease rentals that could be reasonably obtained for the helicopter even if the debtors do not intend to enter to a sublease.
9	At the inception of an operating lease where the debtors have guaranteed a portion of the helicopter residual values at the end of the lease term, a liability is recognized with a corresponding prepaid rent asset that represents the fair value of the guaranteed helicopter residual. The prepaid rent asset is amortized on a straight-line basis to net loss over the lease term of the related asset and the liability is derecognized at the end of the lease term through settlement or on expiration of the guarantee. On an ongoing basis an assessment is performed to determine the portion of the residual value guarantees that the Company will be liable for and to ensure the appropriate liability has been recorded.
10	The debtors may enter into lease transactions whereby the debtors may sell an owned asset and then lease back that asset. Deferred gains on sale and lease back transactions are amortized over the lease term excepting amounts relating to unresolved lease guarantees.
11	The debtors maintain defined benefit pension plans. The cost of defined benefit plans is determined based on independent annual actuarial valuations performed using the projected benefit method prorated on services and management's estimate of expected plan asset performance, salary escalation and various other factors including expected health care costs, mortality rates, terminations and retirement ages. The funded status of defined benefit pension plans and other post-retirement benefit plans is recognized on the balance sheet.

Monthly Operating Report
ACCRUAL BASIS-2

CASE NAME:	CHC Group Ltd., et al.
CASE NUMBER:	16-31854 (jointly administered)

See attached schedule

INCOME STATEMENT	MONTH	MONTH	MONTH	MONTH
REVENUES				
1. GROSS REVENUES				
2. LESS: RETURNS & DISCOUNTS				
3. NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD				
4. MATERIAL				
5. DIRECT LABOR				
6. DIRECT OVERHEAD				
7. TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8. GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES				
9. OFFICER / INSIDER COMPENSATION				
10. SELLING & MARKETING				
11. GENERAL & ADMINISTRATIVE				
12. RENT & LEASE				
13. OTHER (ATTACH LIST)				
14. TOTAL OPERATING EXPENSES	$0	$0	$0	$0
15. INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$0	$0	$0	$0
OTHER INCOME & EXPENSES				
16. NON-OPERATING INCOME (ATTACH LIST)				
17. NON-OPERATING EXPENSE (ATTACH LIST)				
18. INTEREST EXPENSE				
19. DEPRECIATION / DEPLETION				
20. AMORTIZATION				
21. OTHER (ATTACH LIST)				
22. NET OTHER INCOME & EXPENSES	$0	$0	$0	$0
REORGANIZATION EXPENSES				
23. PROFESSIONAL FEES				
24. U.S. TRUSTEE FEES				
25. OTHER (ATTACH LIST)				
26. TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
27. INCOME TAX				
28. NET PROFIT (LOSS)	$0	$0	$0	$0

CHC Group Ltd., et al.	Monthly Operating Report
Income Statement	ACCRUAL BASIS-2

	MAY 31, 2016	Note:
Revenue	$94,457,476	
Operating Expenses		
Direct Costs	($82,965,090)	
Earnings from equity accounted investees	($30,532)	
General and administration costs	($3,232,484)	
Amortization	($10,311,906)	
Restructuring costs	$152,353	(1)
Gain(loss) on disposal of assets	($325,301)	(2)
Operating income (loss)	**($2,255,484)**	
Financing Charges	($15,325,333)	(3)
Reorganization costs, net		
Professional fees	($5,620,000)	
U.S. trustee fees	$0	
Other (Adjustment to Allowed Claims and Debt Valuation adjustment)	($39,823,489)	
Loss from continuing operations before income tax recover and undernoted items	**($63,024,307)**	
Income tax recovery (expense)	($511,655)	
Loss from continuing operations	**($63,535,962)**	

Note:

(1) Restructuring costs include provision for employee and excess helicopter operating lease obligations. These are estimated costs and adjustments to these estimates are reflected in our income statement.

(2) Relates to disposal of assets in the ordinary course of operations.

(3) Includes foreign exchange gain (loss).

Monthly Operating Report
ACCRUAL BASIS-3

CASE NAME:	CHC Group Ltd., et al.
CASE NUMBER:	16-31854 (jointly administered)

See attached schedule

CASH RECEIPTS AND DISBURSEMENTS	MONTH	MONTH	MONTH	QUARTER
1. CASH - BEGINNING OF MONTH	$0	$0	$0	
RECEIPTS FROM OPERATIONS				
2. CASH SALES				$0
COLLECTION OF ACCOUNTS RECEIVABLE				
3. PREPETITION				$0
4. POSTPETITION				$0
5. TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON-OPERATING RECEIPTS				
6. LOANS & ADVANCES (ATTACH LIST)				$0
7. SALE OF ASSETS				$0
8. OTHER (ATTACH LIST)				$0
9. TOTAL NON-OPERATING RECEIPTS	$0	$0	$0	$0
10. TOTAL RECEIPTS	$0	$0	$0	$0
11. TOTAL CASH AVAILABLE	$0	$0	$0	
OPERATING DISBURSEMENTS				
12. NET PAYROLL				$0
13. PAYROLL TAXES PAID				$0
14. SALES, USE & OTHER TAXES PAID				$0
15. SECURED / RENTAL / LEASES				$0
16. UTILITIES				$0
17. INSURANCE				$0
18. INVENTORY PURCHASES				$0
19. VEHICLE EXPENSES				$0
20. TRAVEL				$0
21. ENTERTAINMENT				$0
22. REPAIRS & MAINTENANCE				$0
23. SUPPLIES				$0
24. ADVERTISING				$0
25. OTHER (ATTACH LIST)				$0
26. TOTAL OPERATING DISBURSEMENTS	$0	$0	$0	$0
REORGANIZATION EXPENSES				
27. PROFESSIONAL FEES				$0
28. U.S. TRUSTEE FEES				$0
29. OTHER (ATTACH LIST)				$0
30. TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31. TOTAL DISBURSEMENTS	$0	$0	$0	$0
32. NET CASH FLOW	$0	$0	$0	$0
33. CASH - END OF MONTH	$0	$0	$0	

Case 16-31854

CHC Consolidated Debtor Cash Flow Statement for May 5 through May 31, 2016

Beginning Cash	**162,003,170**	
Total Cash Receipts	**49,787,817**	
Disbursements		
Aircraft Leases	341,450	Note 1
Airport Fees	130,524	
Benefits	930,565	
Building & PPE	173,140	
Freight / Customs	99,324	
Fuel	210,758	
FX / Fees	(38,440)	
Information Technology	5,630	
OEM	2,056,625	
Payroll	10,076,430	
Pension	600,107	
Disbursements to Non-Filers	8,626,739	Note 2
Taxes	4,929,054	
Training	62,491	
Travel	912,197	Note 3
Total Disbursements	**29,116,595**	
Net Cash Flow	**20,671,222**	
Closing Balance	**182,674,393**	

Note 1: Lease payment in respect of aircraft sn 31444 paid in error via BNP Paribas retention account on May 9, 2016, but was refunded back to retention account on June 14, 2016

Note 2: The Debtors use a centralized cash management system. See the Cash Management motion and orders filed on May 5, May 7, and June 9, 2016 [Docket Nos. 11, 59 and 288] for a full description of the Debtors' cash management system. Under this sytem, the Debtors' business is structured to engage in transactions between Debtor and non-Debtor entities within the CHC Group. These payments were made to certain non-Debtor entities in the post-petition period under these orders

Note 3: Travel costs include (a) Expenses related to crew and support team relocations, lodging and meals, (b) corporate travel related to Senior Level Management travelling to the various operating locations around the world

Case 16-31854

CHC Consolidated Debtor Statement of Receipts and Disbursements for May 5 through May 31, 2016

Legal Entity	Receipts	Disbursements
6922767 Holding S.A.R.L	20,442	5,986
Capital Aviation Services BV	8,934,264	282,482
Cayman Investments I Ltd	1,154,013	8,597,889
CHC Cayman ABL Holdings Ltd	0	105
CHC Cayman ABL Borrower Ltd	272	273
CHC Den Helder BV	1,227,232	150
CHC Global Ops Canada(2008)	2,674,104	71,105
CHC Global Ops Int'l ULC.	3,391,004	1,222,434
CHC Global Ops. (2008) ULC.	757,425	3,036,624
CHC Group Ltd.	22,661	1,268
CHC Helicopter Australia Pty. Ltd.	12,362,497	7,135,159
CHC Helicopter S.A.	84,043	4,013
CHC Helicopter SARL Holding	23	46,480
CHC Helicopters (Barbados) Ltd.	8	1,110
CHC Helicopters(Barbados) SRL	14	21,304
CHC Holding (UK) Ltd	4,682,162	25,328
CHC Holding NL BV	15	421
CHC Hoofddorp B.V.	3	209,504
CHC Leasing (Ireland) Ltd.	17	57,774
CHC Netherlands BV	3	534
CHC Norway Acquisition CO AS	44,947	0
Heli One Canada ULC.	2,385,383	4,488,219
Heli-One (Norway) AS	6,123,139	3,353,852
Heli-One (UK) Ltd	67	273,225
HeliOne (US) Inc.	0	192
Heli-One Holdings (UK) Lmt	2	159
Heli-One Leasing (Norway) AS	1,952	36
Heli-One Leasing ULC.	18	4,504
Heli-One Netherlands BV	28	264,064
Heli-One USA Inc.	0	131
Heliworld Leasing Limited	3,252,367	6,241
Integra Leasing AS	2,669,710	6,028
Total	**49,787,817**	**29,116,595**

Monthly Operating Report
ACCRUAL BASIS-4

CASE NAME:	CHC Group Ltd., et al.
CASE NUMBER:	16-31854 (jointly adminstered)

ACCOUNTS RECEIVABLE AGING	SCHEDULE AMOUNT	May-16	MONTH	MONTH
1. 0-30		$58,864,510		
2. 31-60		$28,261,676		
3. 61-90		$2,944,016		
4. 91+		$3,612,158		
5. TOTAL ACCOUNTS RECEIVABLE	$0	$93,682,360	$0	$0
6. AMOUNT CONSIDERED UNCOLLECTIBLE		$2,082,420		
7. ACCOUNTS RECEIVABLE (NET)	$0	$91,599,940	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES — MONTH: May 2016

TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1. FEDERAL	$0	$0	$0	$0	$0
2. STATE	$0	$0	$0	$0	$0
3. LOCAL	($1,508,813)	$0	$0	$0	($1,508,813)
4. WITHHOLDING	($2,344,089)	$0	$0	$0	($2,344,089)
5. REAL PROPERTY	$0	($98,199)	$0	$0	($98,199)
6. TOTAL TAXES PAYABLE	($3,852,902)	($98,199)	$0	$0	($3,951,101)
7. ACCOUNTS PAYABLE	($9,009,268)	($1,604,938)	($124,151)	($47,867)	($10,786,224)

STATUS OF POSTPETITION TAXES — MONTH: May 2016

FEDERAL	BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1. WITHHOLDING	$0	$0	$0	$0
2. FICA-EMPLOYEE	$0	$0	$0	$0
3. FICA-EMPLOYER	$0	$0	$0	$0
4. UNEMPLOYMENT	$0	$0	$0	$0
5. INCOME	$0	$0	$0	$0
6. OTHER (ATTACH LIST)	$0	$0	$0	$0
7. TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL				
8. WITHHOLDING	$0	($4,641,304)	($2,297,215)	($2,344,089)
9. SALES	$0	$0	$0	$0
10. EXCISE	$0	$0	$0	$0
11. UNEMPLOYMENT	$0	$0	$0	$0
12. REAL PROPERTY	$0	($98,199)	$0	($98,199)
13. PERSONAL PROPERTY	$0	$0	$0	$0
14. OTHER (SEE BELOW)	$0	($1,508,813)	$0	($1,508,813)
15. TOTAL STATE & LOCAL	$0	($6,248,316)	($2,297,215)	($3,951,101)
16. TOTAL TAXES	$0	($6,248,316)	($2,297,215)	($3,951,101)

14. Other - this relates to foreign withholding and sales taxes for non-US filers.

Monthly Operating Report
ACCRUAL BASIS-5

CASE NAME:	CHC Group Ltd., et al.
CASE NUMBER:	16-31854 (jointly administered)

MONTH: See attached schedule

BANK RECONCILIATIONS	Account #1	Account #2	Account #3	
A. BANK:				TOTAL
B. ACCOUNT NUMBER:				
C. PURPOSE (TYPE):				
1. BALANCE PER BANK STATEMENT				$0
2. ADD: TOTAL DEPOSITS NOT CREDITED				$0
3. SUBTRACT: OUTSTANDING CHECKS				$0
4. OTHER RECONCILING ITEMS				$0
5. MONTH END BALANCE PER BOOKS	$0	$0	$0	$0
6. NUMBER OF LAST CHECK WRITTEN				

INVESTMENT ACCOUNTS				
BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.				
8. *Not applicable*				
9.				
10.				
11. TOTAL INVESTMENTS			$0	$0

CASH	
12. CURRENCY ON HAND	$0
13. **TOTAL CASH - END OF MONTH**	$182,674,393

CHC Group Ltd., et al.
BANK RECONCILIATIONS

Monthly Operating Report
ACCRUAL BASIS-5

	Account Owner	Bank	Account Type	Currency	Last 4 Digits of Bank Account	General ledger account number	May 31 balance per general ledger (Local currency)	May 31 balance per bank statement (Local currency)	May 31 general ledger balance in US dollars (rounded)	Notes
1	6922767 Holding Sarl-Zug	Credit Suisse	Chequing	USD	4724	1083	657	657	657	
2	6922767 Holding Sarl-Zug	Credit Suisse	Chequing	CHF	4721	1081	1,758	1,758	1,769	
3	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	NOK	3051	account closed	account closed	account closed	-	
4	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	EUR	3043	1064	11,013	11,013	12,262	
5	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	GBP	3035	account closed	account closed	account closed	-	
6	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	USD	3027	1058	5,574	5,574	5,574	
7	6922767 Holding Sarl	Bank of America, N.A. (London)	Chequing	CAD	3019	account closed	account closed	account closed	-	
8	6922767 Holding Sarl	ING Luxembourg SA	Chequing	EUR	0000	1075	120	120	134	
9	6922767 Holding Sarl-Branch 4	Bank of America, N.A. (London)	Chequing	USD	3077	1058	4,750	4,750	4,750	
10	6922767 Holding Sarl-Branch 4	Bank of America, N.A. (London)	Chequing	EUR	3069	1064	6,242	6,242	6,950	
11	Capital Aviation Services	Bank of America, N.A. (London)	Chequing	EUR	8038	1028	2,828	2,828	3,149	
12	Capital Aviation Services	Bank of America, N.A. (London)	Chequing	USD	8012	1005	9,584	9,584	9,584	
13	CHC Cayman ABL Borrower Ltd.	Bank of America, N.A. (London)	Chequing	USD	0028	1058	89,271	89,271	89,271	
14	CHC Cayman ABL Borrower Ltd.	Bank of America, N.A. (London)	Chequing	EUR	0010	1064	743	743	828	
15	CHC Cayman ABL Holdings	Bank of America, N.A. (London)	Chequing	USD	4011	1058	430	430	430	
16	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	AUD	1071	1035	-	-	-	
17	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	CAD	1063	1055	4,618	4,618	3,525	
18	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	EUR	1055	1065	1,285,765	1,285,765	1,431,616	
19	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	GBP	1047	1061	25,950	25,950	37,703	
20	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	NOK	1039	1066	1,164,048	1,164,048	139,064	
21	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	USD	1021	1059	13,350,316	13,350,316	13,350,316	
22	CHC Cayman Investments 1	Bank of America, N.A. (London)	Chequing	USD	1013	1058	127,237,029	127,237,029	127,237,029	
23	CHC Den Helder BV	Bank of America, N.A. (London)	Chequing	EUR	4016	1026	41,636	41,636	46,358	
24	CHC Global Opeartions (2008) ULC	HSBC Bank of Canada	Chequing	CAD	2001	1021	296,956	574,085	226,684	
25	CHC Global Opeartions (2008) ULC	HSBC Bank of Canada	Chequing	USD	2070	1022	1,267,090	1,258,439	1,267,090	
26	CHC Global Opeartions (2008) ULC - senegal branch	Bank of America, N.A. (London)	Chequing	USD	3111	1005	44,786	44,785	44,786	
27	CHC Global Operations Canada-Mozambique branch	Standard Bank	Chequing	USD	1011	1005	8,428,337	8,428,337	8,428,337	
28	CHC Global Operations Canada-Mozambique branch	Standard Bank	Chequing	MZN	1003	1050	49,036	49,543	850	
29	CHC Global Operations Canada	HSBC Bank of Canada	Chequing	CAD	0001	1021	134,184	153,102	102,431	
30	CHC Global Operations Canada	HSBC Bank of Canada	Chequing	USD	0070	1022	647,011	647,011	647,011	
31	CHC Global Operations (2008) ULC - Tanzania Branch	Standard Bank	Chequing	TZS	7455	1050	(1,627,435)	-	(742)	
32	CHC Global Operations (2008) ULC - Namibia	Standard Bank	Chequing	NAD	5854	1096	39,382	39,382	2,506	
33	CHC Global Operations (2008) ULC - Namibia	Bank of America, N.A. (London)	Chequing	USD	3103	1005	70,911	70,911	70,911	
34	CHC Global Operations (2008) ULC - Liberia	Bank of America, N.A. (London)	Chequing	USD	3093	1005	8,939	8,939	8,939	
35	CHC Global Operations (2008) ULC - Tanzania Branch	Bank of America, N.A. (London)	Chequing	USD	3070	1005	1,115	1,115	1,115	
36	CHC Global Operations (2008) ULC - AZ branch	Bank of America, N.A. (London)	Chequing	USD	3062	1005	77,454	77,454	77,454	

37	CHC Global Operations (2008) ULC	Bank of America, N.A. (London)	Chequing	USD	3054	closed	closed	closed	-
38	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Bank of America, N.A. (London)	Chequing	USD	3020	1005	376,176	376,176	376,176
39	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Bank of America, N.A. (London)	Chequing	EUR	3012	1025	25,946	25,946	28,889
40	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Societe Generale (Equatorial Guinea)	Chequing	XAF	0183	1050/1080	12,474,206	124,739,631	49,640
41	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Societe Generale (Equatorial Guinea)	Chequing	XAF	0154	1050/1080	103,258,067	103,258,067	150,302
48	CHC Global Operations International ULC - Gabon	BICI Gabon	Chequing	XAF	8605	1023	40,758,843	40,758,843	68,556
49	CHC Global Operations International ULC	HSBC Bank Canada	Chequing	CAD	9001	1021	234,940	237,266	179,344
50	CHC Global Operations International ULC	HSBC Bank Canada	Chequing	USD	9070	1022	490,377	494,417	490,377
51	CHC Global Operations International ULC	Ecobank Benin	Chequing	XOF	8801	1050	18,240,151	18,234,651	30,680
52	CHC Global Operations International ULC	HSBC Bank Canada	Chequing	USD	9072	1022	34,246	34,246	34,246
53	CHC Global Operations International ULC - Morocco	Bank of America, N.A. (London)	Chequing	USD	8103	1005	19,048	19,048	19,048
54	CHC Global Operations International ULC - Turkey	Bank of America, N.A. (London)	Chequing	USD	8096	1005	4,678	4,678	4,678
55	CHC Global Operations International ULC - Romania	Bank of America, N.A. (London)	Chequing	EUR	8088	1025	3,652	3,652	4,066
56	CHC Global Operations International ULC - Romania	Bank of America, N.A. (London)	Chequing	USD	8070	1005	5,465	5,465	5,465
57	CHC Global Operations International ULC - Gabon	Bank of America, N.A. (London)	Chequing	USD	8062	1005	227,174	227,175	227,174
58	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8054	1005	2,830	2,830	2,830
59	CHC Global Operations International ULC-Kazakhstan Branch	Bank of America, N.A. (London)	Chequing	EUR	8046	1025	184,712	184,712	205,664
60	CHC Global Operations International ULC-Kazakhstan Branch	Bank of America, N.A. (London)	Chequing	USD	8020	1005	6,480	6,480	6,480
61	CHC Global Operations International ULC	Bank of America, N.A. (London)	Chequing	USD	8012	closed	closed	closed	-
62	CHC Global Operations International ULC - Romania	UniCredit Tiriac ASA	Chequing	RON	2000	1050	2,030,156	2,030,347	500,346
63	CHC Global Operations International ULC - Morocco	BMCI (Groupe BNP Paribas)	Chequing	MAD	0296	1080	755	725	77
64	CHC Global Operations International ULC-Kazakhstan Branch	ATF Bank	Chequing	KZT	3705	n/a	-	-	-
65	CHC Global Operations International ULC-Kazakhstan Branch	ATF Bank	Chequing	USD	0821	n/a	-	-	-
66	CHC Group Ltd.	Bank of America, N.A. (USA)	Chequing	USD	0148	1058	127,162	127,162	127,162
67	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	USD	0051	1059	8,553	8,550	8,553
68	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	NOK	0043	closed	closed	closed	-
69	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	GBP	0035	closed	closed	closed	-
70	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	CAD	0027	closed	closed	closed	-
71	CHC Group Ltd.	Bank of America, N.A. (London)	Chequing	EUR	0019	closed	closed	closed	-
72	CHC Helicopter (1) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,939	4,939	5,499
73	CHC Helicopter (2) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,945	4,945	5,506
74	CHC Helicopter (3) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,939	4,939	5,499
75	CHC Helicopter (4) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,939	4,939	5,499
76	CHC Helicopter (5) Sarl	ING Luxembourg SA	Chequing	EUR	3000	1075	4,939	4,939	5,499
77	CHC Helicopter (Barbados) SRL	RBC	Chequing	USD	8922	1005	21,476	21,476	21,476
78	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	NOK	5066	1066	6,995	6,995	836
79	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	GBP	5058	1061	4,202	4,202	6,105
80	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	EUR	5040	1064	6,365	6,365	7,087
81	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	DKK	5032	closed	closed	closed	-
82	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	CAD	5024	closed	closed	closed	-
83	CHC Helicopter (Barbados) SRL	Bank of America, N.A. (London)	Chequing	USD	5016	1058	37,565	37,565	37,565
84	CHC Helicopter (Barbados) SRL	RBC	Chequing	BBD	1689	1042	22,374	39,590	11,187
85	CHC Helicopters (Australia)	ANZ Banking Group	Chequing	USD	2002	n/a	-	-	-
86	CHC Helicopter Australia Pty Ltd.	Bank of America, N.A. (London)	Chequing	AUD	0038	closed	closed	closed	-
87	CHC Helicopter Australia Pty Ltd.	Bank of America, N.A. (London)	Chequing	EUR	0020	closed	closed	closed	-
88	CHC Helicopter Australia Pty Ltd.	Bank of America, N.A. (London)	Chequing	USD	0012	1059	13,974	13,974	13,974
89	CHC Helicopter Australia Pty Ltd.	ANZ Banking Group	Restricted Account	USD	001	1881	20,000	20,000	20,000
90	CHC Helicopter Australia Pty Ltd.	HSBC Bank Australia Ltd.	Chequing	AUD	7001	1024	3,838,028	3,845,834	2,779,201
91	CHC Helicopter Australia Pty Ltd.	HSBC Bank Australia Ltd.	Chequing	AUD	7002	1097	20,000	20,000	14,482
92	CHC Helicopter Australia Pty Ltd.	HSBC Bank Australia Ltd.	Chequing	USD	7159	1022	635,041	644,489	635,041
93	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	EUR	4058	1064	3,653	3,653	4,067
94	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	NOK	4040	closed	closed	closed	-

95	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	CAD	4032	closed	closed	closed	-
96	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	GBP	4024	closed	closed	closed	-
97	CHC Helicopter Holding S.a.r.l.	Bank of America, N.A. (London)	Chequing	USD	4016	1059	76,818	76,818	76,818
98	CHC Helicopter Holding S.a.r.l.	ING Luxembourg SA	Chequing	EUR	0000	1075	233	233	259
99	CHC Helicopter Holding S.a.r.l.	JSC CB "RBS (Kazakhstan)"	Chequing	USD	9695	1050	10,968	10,968	10,968
100	CHC Helicopter Holding S.a.r.l.-zug branch	Credit Suisse	Chequing	CHF	1000	1081	1,657	1,657	1,667
101	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	CAD	7073	1056	20,965	20,965	16,004
102	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	USD	7023	1058	30,638	30,638	30,638
103	CHC Helicopter S.A.	ING Luxembourg SA	Chequing	EUR	0000	1075	10,190	10,190	11,346
104	CHC Helicopter S.A. (US Branch)	Bank of America, N.A. (London)	Chequing	CAD	7148	1055	421	421	322
105	CHC Helicopter S.A. (US Branch)	Bank of America, N.A. (London)	Chequing	NOK	7130	1066	271	271	32
106	CHC Helicopter S.A. (US Branch)	Bank of America, N.A. (London)	Chequing	EUR	7122	1064	21,852	21,852	24,331
107	CHC Helicopter S.A. (US Branch)	Bank of America, N.A. (London)	Chequing	GBP	7114	1061	468	468	680
108	CHC Helicopter S.A. (US Branch)	Bank of America, N.A. (London)	Chequing	USD	7106	1058	494	494	494
109	CHC Helicopter S.A.	Bank of America, N.A. (London)	Chequing	EUR	7049	1064	2,141	2,141	2,384
110	CHC Helicopter S.A. (US Branch)	Bank of America, N.A. (USA)	Chequing	USD	6258	1059	12,774	12,774	12,774
111	CHC Helicopter S.A.--Branch 1	Bank of America, N.A. (London)	Chequing	EUR	7099	1064	750	750	835
112	CHC Helicopter S.A.--Branch 1	Bank of America, N.A. (London)	Chequing	USD	7081	1058	21,308	21,308	21,308
113	CHC Helicopter S.A.--Branch 3	Bank of America, N.A. (London)	Chequing	USD	7065	1058	2,444	2,444	2,444
114	CHC Helicopter S.A.-Zug Financial Branch	Credit Suisse	Chequing	EUR	2002	1082	489	489	544
115	CHC Helicopter S.A.-Zug Financial Branch	Credit Suisse	Chequing	CHF	1001	1081	78,159	78,181	78,672
116	CHC Helicopter S.A.-Zug Financial Branch	Credit Suisse	Chequing	USD	1001	1083	-	-	-

117	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	DKK	5060	closed	closed	closed	-	
118	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	GBP	5052	1061	9,795	9,795	14,231	
119	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	CAD	5044	closed	closed	closed	-	
120	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	EUR	5036	1064	1,103	1,103	1,228	
121	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	NOK	5028	1066	59,340	59,340	7,089	
122	CHC Helicopters (Barbados) Limited	Bank of America, N.A. (London)	Chequing	USD	5010	1058	4,531	4,531	4,531	
123	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	EUR	5107	1025	147,324	147,324	164,036	
124	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	GBP	5074	1010	300,639	300,639	436,798	
125	CHC Holding (UK) Limited	Bank of America, N.A. (London)	Chequing	USD	5066	1005	85,471	85,471	85,471	
126	CHC Holding NL BV	Bank of America, N.A. (London)	Chequing	USD	4020	1058	4,533	4,533	4,533	
127	CHC Holding NL BV	Bank of America, N.A. (London)	Chequing	EUR	4012	1064	4,222	4,222	4,701	
128	CHC Hoofddorp B.V.	Bank of America, N.A. (London)	Chequing	EUR	9017	1028	-	-	-	
129	CHC Hoofddorp B.V.	Bank of America, N.A. (London)	Chequing	USD	8039	1005	5,920	5,919	5,920	
130	CHC Hoofddorp B.V.	Bank of America, N.A. (London)	Chequing	EUR	8021	1028	423,583	423,583	471,632	
131	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	NOK	9049	1066	4,783	4,783	571	
132	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	GBP	9031	1061	5,570	5,570	8,092	
133	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	USD	9023	1058	34,705	34,704	34,705	
134	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	EUR	9015	1064	159,718	159,717	177,835	
135	CHC Leasing (Ireland) Limited	Bank of America, N.A. (London)	Chequing	EUR	3011	1064	253,328	253,328	282,065	
136	CHC Netherlands B.V.	Bank of America, N.A. (London)	Chequing	USD	1032	1058	3,992	3,991	3,992	
137	CHC Netherlands B.V.	Bank of America, N.A. (London)	Chequing	EUR	1024	1028	6,544	6,544	7,286	
138	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	7321	n/a	-	-	-	
139	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	8489	1015	117	117	14	
140	CHC Norway Acquisition Co AS	Nordea	Chequing	USD	4422	1058	1	-	1	
141	CHC Norway Acquisition Co AS	Nordea	Chequing	EUR	7283	1025	28,419	28,420	31,642	
142	CHC Norway Acquisition Co AS	Nordea	Chequing	USD	4150	1005	(13,616,418)	(13,616,418)	(13,616,418)	(1)
143	CHC Norway Acquisition Co AS	Nordea	Chequing	CAD	1233	1000	33,188	33,188	25,334	
144	CHC Norway Acquisition Co AS	Nordea	Chequing	GBP	1085	1010	59,032	59,032	85,768	
145	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	7356	n/a	-	-	-	
146	CHC Norway Acquisition Co AS	Nordea	Chequing	NOK	7348	n/a	-	-	-	
147	CHC Norway Acquisition Co AS	Nordea	Chequing	EUR	7062	n/a	-	-	-	
148	CHC Norway Acquisition Co AS	Nordea	Chequing	USD	2144	n/a	-	-	-	
149	CHC Norway Acquisition Co AS	Nordea	Chequing	GBP	1312	n/a	-	-	-	
150	CHC Norway Acquisition Co AS	Nordea	Chequing	CAD	1044	n/a	-	-	-	
151	Heli-One (Netherlands) B.V.	Bank of America, N.A. (London)	Chequing	EUR	9036	1028	859,357	859,357	956,837	
152	Heli-One (Netherlands) B.V.	Bank of America, N.A. (London)	Chequing	USD	9010	1006	93,799	93,799	93,799	
153	Heli-One (Netherlands) B.V.	Bank of America, N.A. (London)	Chequing	EUR	1012	1028	15,848	15,848	17,646	
154	Heli-One (Norway) AS	Nordea	Chequing	`	7372	n/a	-	-	-	
155	Heli-One (Norway) AS--UK Branch	Bank of America, N.A. (London)	Chequing	GBP	0011	1010	20,484	20,483	29,761	
156	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3335	closed	closed	closed	-	
157	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3327	closed	closed	closed	-	
158	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3319	closed	closed	closed	-	
159	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3301	closed	closed	closed	-	
160	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3294	closed	closed	closed	-	
161	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	AUD	3286	closed	closed	closed	-	

162	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3278	closed	closed	closed	-	
163	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3260	closed	closed	closed	-	
164	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3252	closed	closed	closed	-	
165	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3244	closed	closed	closed	-	
166	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	DKK	3236	closed	closed	closed	-	
167	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	DKK	3228	closed	closed	closed	-	
168	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3210	closed	closed	closed	-	
169	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	AUD	3202	closed	closed	closed	-	
170	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3088	1055	2,001	1,486	1,528	
171	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	7001	1021	863,230	934,148	658,954	
172	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	7070	1022	671,233	710,833	671,233	
173	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	3001	1021	1,691,118	4,149,273	1,290,930	
174	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	3070	1022	713,125	697,974	713,125	
175	Heli-One Canada ULC	Societe Generale (USA)	Chequing	USD	3599	1006	20,946	20,946	20,946	
176	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	DKK	3343	1068	90,813	90,813	13,594	
177	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	AUD	3195	1035	27,813	27,813	20,140	
178	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3179	1064	5,818	5,818	6,478	
179	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3161	1058	8,743	8,743	8,743	
180	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3153	1055	8,763	8,763	6,689	
181	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3145	1066	273	273	33	
182	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3137	1061	18,764	844	27,262	
183	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3129	1059	7,726	2,764	7,726	
184	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	GBP	3111	1061	450	450	654	
185	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	USD	3103	1058	58,514	58,514	58,514	
186	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	CAD	3096	1055	4,986	4,986	3,806	
187	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3054	1064	2,229	2,229	2,482	
188	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	NOK	3046	1067	2,583	2,583	309	
189	Heli-One Canada ULC	Bank of America, N.A. (London)	Chequing	EUR	3038	1065	4,903	4,903	5,460	
190	Heli-One Canada ULC	HSBC Bank Canada	Chequing	CAD	1001	1021	15,599	15,599	11,907	
191	Heli-One Canada ULC	HSBC Bank Canada	Chequing	USD	1070	1022	45,028	45,028	45,028	
192	Heli-One Holdings (UK) Limited	Bank of America, N.A. (London)	Chequing	GBP	1033	1010	4,581	4,581	6,656	
193	Heli-One Leasing (Norway) AS	Nordea	Chequing	NOK	8351	1015	126	126	15	
194	Heli-One Leasing (Norway) AS	Nordea	Chequing	NOK	7380	n/a	-	-	-	
195	Heli-One Leasing (Norway) AS	Nordea	Chequing	EUR	7256	1025	290	290	322	
196	Heli-One Leasing (Norway) AS	Nordea	Chequing	USD	3308	1005	53,321	53,321	53,322	
197	Heli-One Leasing (Norway) AS	Nordea	Chequing	GBP	1093	1010	33	33	48	
198	Heli-One Leasing ULC	HSBC Bank Canada	Chequing	CAD	5001	1021	48,953	48,954	37,369	
199	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	USD	5070	1022	52,575	52,575	52,575	
200	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	GBP	0065	1061	1,728	1,728	2,510	
201	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	DKK	0057	closed	closed	closed	-	
202	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	EUR	0049	1064	46,948	46,948	52,273	
203	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	NOK	0031	1066	82,844	82,844	9,897	
204	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	CAD	0023	closed	closed	closed	-	
205	Heli-One Leasing ULC	Bank of America, N.A. (London)	Chequing	USD	0015	1058	19,580	19,580	19,580	
207	Heli-One Norway AS	Nordea	Chequing	NOK	8394	1015	49,888,652	(32,186,069)	(3,845,141)	(1)
208	Heli-One Norway AS	Nordea	Chequing	EUR	7305	1025	126,854	134,754	141,244	
209	Heli-One Norway AS	Nordea	Chequing	USD	3332	1005	11,881,621	11,880,237	11,881,656	
210	Heli-One Norway AS	Nordea	Chequing	CAD	1907	1000	84,464	84,464	64,476	
211	Heli-One Norway AS	Nordea	Chequing	GBP	1077	1010	1,385,272	1,385,020	2,012,669	
212	Heli-One Norway AS	Nordea	Chequing	USD	1051		-	-	-	
213	Heli-One Norway AS	Nordea	Chequing	NOK	2785	1099	16,676,364	26,088,424	1,992,258	
214	Heli-One UK Ltd.	Bank of America, N.A. (London)	Chequing	USD	4027	closed	closed	closed	-	

214	Heli-One UK Ltd.	Bank of America, N.A. (London)	Chequing	USD	4027	closed	closed	closed		
215	Heli-One UK Ltd.	Bank of America, N.A. (London)	Chequing	GBP	4019	1010	233,161	233,161	338,760	
216	Heli-One UK Ltd.	Nordea	Chequing	USD	1763	1006	78,865	78,865	78,865	
217	Heli-One (U.S.A) Inc.	Bank of America, N.A. (London)	Chequing	USD	1013	1059	11,516	14,307	11,516	
218	Heli-One USA Inc.	Bank of America, N.A. (London)	Chequing	USD	2011	1058	46,299	46,299	46,299	
219	Heliworld Leasing Limited	Commonwealth Bank	Chequing	EUR	5033	1025	19,480	19,480	21,689	
220	Heliworld Leasing Limited	Bank of America, N.A. (London)	Chequing	USD	5025	1005	1,281,652	1,281,652	1,281,652	
221	Heliworld Leasing Limited	Bank of America, N.A. (London)	Chequing	GBP	5017	1010	49,925	49,925	72,537	
222	Integra Leasing AS	Nordea	Chequing	NOK	7437	n/a	-	-	-	
223	Integra Leasing AS	Nordea	Chequing	EUR	7153	1025	665,682	665,682	741,196	
224	Integra Leasing AS	Nordea	Chequing	NOK	5243	1015	2,566,140	2,566,140	306,567	
225	Integra Leasing AS	Nordea	Chequing	USD	1764		-	-	-	
226	Integra Leasing AS	Nordea	Chequing	USD	1625	1005	1,796,279	1,796,279	1,796,284	
227	Lloyd Helicopters Pty Ltd.	Bank of America, N.A. (London)	Chequing	EUR	3031	1064	265,936	265,936	296,102	
228	Lloyd Helicopters Pty Ltd.	Bank of America, N.A. (London)	Chequing	AUD	3023	1035	13,023,627	13,023,627	9,430,695	
229	Lloyd Helicopters Pty Ltd.	Bank of America, N.A. (London)	Chequing	USD	3015	1058	5,019,805	5,019,805	5,019,806	
230	CHC Cayman Investments 1	Petty cash	cash on hand	USD	cash on hand	1090	1	1	1	
231	CHC Den Helder BV	Petty cash	cash on hand	USD	cash on hand	1005	(1)	-	(1)	
232	CHC Den Helder BV	Petty cash	cash on hand	USD	cash on hand	1010	(1)	-	(1)	
233	CHC Helicopters (Barbados) Limited	Petty cash	cash on hand	USD	cash on hand	1042	(12)	-	(12)	
234	Heli One Canada ULC	Petty cash	cash on hand	USD	cash on hand	1090	378	378	378	
235	Lloyd Helicopters Pty Ltd.	Petty cash	cash on hand	USD	cash on hand	1090	142,573	142,573	142,573	
236	Lloyd Helicopters Pty Ltd.	Petty cash	cash on hand	USD	cash on hand	1011	148	-	148	
237	Heli-One Norway AS	payment in transit - Nordea	Chequing	nok	payment in transit	1093	(1,098,559)	-	(151,240)	
238	Heli-One Canada ULC	Petty cash	cash on hand	USD	cash on hand	1005	95	-	95	

CHC Group Ltd.

239	Heli-One Canada ULC	Petty cash	cash on hand	USD	cash on hand	1058	30,261	30,261	30,261	
240	Heli-One (Norway) AS	withheld taxes -- Nordea	chequing	USD	2785	1099			(1,992,258)	
241	CHC Global Operation International ULC Romania	Imprest Bank Account	cash on hand	USD	cash on hand	1080	1,270	1,270	1,270	
242	CHC Global Operations International ULC-Kazakhstan Branch	ATF Bank	Chequing	KZT	2501	1050	51,244	50,595	51,244	
243	Swiss Branch 1	Bank CHF Credit Suisse	cash on hand	USD	cash on hand	1081	1,810	1,810	1,810	
244	CHC Global Ops (2008) ULC	Imprest Bank Account	cash on hand	USD	cash on hand	1080	50,252	50,252	50,252	
245	CHC Global Ops (2008) ULC	Petty cash	cash on hand	USD	cash on hand	1090	9,731	9,731	9,731	
246	CHC Global Operations International ULC	Imprest Bank Account	cash on hand	USD	cash on hand	1080	31,992	31,992	31,992	
247	CHC Global Operations International ULC	Petty cash	cash on hand	USD	cash on hand	1090	597	597	597	
248	CHC Global Operations Canada (2008) ULC - Equatorial Guinea Branch	Petty cash	cash on hand	USD	cash on hand	1090	8,369	8,369	8,369	
249	CHC Global Operations International ULC-Kazakhstan Branch	Imprest Bank Account	cash on hand	USD	cash on hand	1080	(595)	(595)	(595)	
250	CHC Global Operations International ULC-Kazakhstan Branch	Petty cash	cash on hand	USD	cash on hand	1090	966	966	966	
251	CHC Global Operations International ULC-Gabon	Petty cash	cash on hand	USD	cash on hand	1090	1,336	1,336	1,336	
							Rounding		2	
	balance per financial statements								$ 182,674,393	

Restricted cash

1	Lloyd Helicopters Pty Ltd.	Commonwealth Bank	Restricted Account	AUD	6305	1881	4,404,918	4,404,918	3,189,698	
2	RBS re Lombard Leasing Heli-one leasing	RBS	Restricted Account	USD		1881	92		93	
3	Hel-One Norway AS	Nordea	Restricted Account	USD	2785	1881	1,992,258	1,992,258	1,992,258	
42	CHC Global Operations International ULC	ATF Bank	Restricted Account	KZT	0580	1881	0	2,400,000	0	
43	CHC Global Operations International ULC	ATF Bank	Restricted Account	KZT	0432	1881	0.00	148,000.00	0	
44	CHC Global Operations International ULC	ATF Bank	Restricted Account	KZT	0377	1881	0.00	740,000.00	0	
45	CHC Global Operations International ULC	ATF Bank	Restricted Account	KZT	0309	1881	0.00	150,000.00	0	
46	CHC Global Operations International ULC	ATF Bank	Restricted Account	KZT	0246	1881	0.00	441,000.00	0	
47	CHC Global Operations International ULC	ATF Bank	Restricted Account	KZT	0068	1881	0.00	604,000.00	0	
206	Heli-One Leasing ULC	The Royal Bank of Scotland Group	Restricted Account	USD	4306	0	0.00	0.00	0	
Total Restricted Cash									$ 5,182,049	

Note (1): Heli-One Norway AS, CHC Norway Acquisition Co AS, Heli-One Leasing (Norway) AS, and Integra Leasing AS are part of a Nordea pooling areement that allows them to carry negative account balances as long as there is a positive balance across the pool.

Monthly Operating Report
ACCRUAL BASIS-6

CASE NAME:	CHC Group Ltd., et al.
CASE NUMBER:	16-31854 (jointly adminstered)

MONTH: May 2016

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS			
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1. *Refer to General Notes.*			
2.			
3.			
4.			
5.			
6. TOTAL PAYMENTS TO INSIDERS		$0	$0

PROFESSIONALS					
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
1. *None*					
2.					
3.					
4.					
5.					
6. TOTAL PAYMENTS TO PROFESSIONALS			$0	$0	$0

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1. *See attached schedule*			
2.			
3.			
4.			
5.			
6. TOTAL	$0	$0	$0

CHC Group Ltd., et al.

POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

Aircraft Leases

Accrual Basis-6
(1 of 3)

Creditor	Scheduled Monthly Payments Due	Amounts Paid during month	Total Unpaid PostPetition (1)	
AE Helicopter (5) Ltd.	101,856	-	88,592	
AE Helicopter (6) Ltd.	101,856	-	88,592	
ANZ Leasing (VIC) Pty Ltd	421,368	-	366,382	
Brent Investments LLP	205,763	-	179,213	
Coface - Parilease	5,301,785	-	4,617,524	
Commonwealth Bank of Australia	-	-	-	
Element Capital Corp.	888,789	-	774,106	
Era Leasing LLC	289,493	-	252,139	
GE Capital Equipment Finance Ltd	187,722	-	163,500	
GE European Equipment Finance (Aircraft No. 2) Limited	103,103	-	89,747	
HFSI One Limited	290,951	-	253,409	
Leonardo Helicopter (1) LLC	99,952	-	87,055	
Leonardo Helicopter (2) LLC	110,748	-	96,458	
Leonardo Helicopter (3) LLC	108,425	-	94,435	
Leonardo Helicopter (4) LLC	111,277	-	96,896	
Leonardo Helicopter (5) LLC	109,846	-	95,672	
Leonardo Helicopter (6) LLC	116,318	341,450	82,548	(2)
Leonardo Helicopter (7) LLC	115,095	-	100,249	
Lobo Leasing SPV A Limited	1,348,922	-	1,172,259	
Lombard North Central PLC.	548,429	-	477,052	
Lombard North Central PLC. - EDC	632,817	-	550,624	
Macquarie Rotorcraft Leasing (Ireland) Ltd	314,654	-	339,638	
Milestone Aviation Holding Group No. 1 Ltd	326,632	-	283,992	
Milestone Aviation Holding Group No. 20 Ltd	318,354	-	276,859	
Milestone Aviation Holding Group No. 25 Ltd	3,725,039	-	3,244,323	
Milestone Aviation Holding Group No. 8 Ltd	2,183,799	-	1,900,654	
Milestone Export Leasing, Ltd	755,934	-	658,394	
Parilease SAS	26,930	-	23,455	
Sandycove Aviation Limited	241,995	-	210,769	
SE Helicopter (12) LLC - Ex-Im Bank USA	224,696	-	195,703	
SE Helicopter (12) LLC - Export Development Corporation	17,930	-	15,616	
Skandinaviska Enskilda Banken AB (PUBL)	146,899	-	127,944	
SpareBank 1 SR-Finans AS	242,344	-	207,355	
Sparebanken Finans Nord-Norge AS	155,149	-	135,141	
Waypoint Asset Co 3 Limited	1,706,420	-	1,485,547	
Waypoint Asset Co 6 Limited	970,264	-	844,931	
Waypoint Asset Co 8 Limited	662,200	-	576,631	
Waypoint Asset Company Number 1 (Ireland) Ltd	889,458	-	774,511	
Waypoint Asset Company Number 2 (Ireland) Ltd	953,973	-	829,203	
Grand Total	**25,057,182**	**341,450**	**21,857,119**	

Note 1: The total unpaid post petition amount is prorated for the post-petition period based on the number of post-petition days in May.

Note 2: Lease payments on account of sn31444 paid in error via BNP Paribas SACE retention account on May 9, 2016 but was refunded back to retention account on June 14, 2016.

CHC Group Ltd., et al.

POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

Non-Aircraft Leases

Accrual Basis-6
(2 of 3)

Creditor	Scheduled Monthly Payments Due	Amounts Paid during month	Total Unpaid PostPetition (1)
Aberdeen International Airport	10,722	-	9,339
Aerorpuerto De Carrasco	25,000	25,000	-
Airport Management Ltd	780	-	679
Alpha Aviation, Inc.	41,129	39,689	1,254
Avinor AS	19,064	-	16,604
Bankstown Airport Limited	22,617	-	19,699
BLG Financial Consultants Ltd Re: Arabia Ltd	8,721	-	6,977
Blueway Offshore Norge AS	6,720	-	5,853
Cisco Systems Capital Canada Co.	4,632	-	4,034
City of Karratha	8,624	-	7,663
Darwin International Airport Pty Ltd	8,112	-	7,065
De Lage Landen Finans Norge NUF	6,411	6,411	-
Finbar Karratha Pty Ltd	8,485	-	7,390
First National Real Estate Karratha	116,163	90,257	12,082
Håkull Invest AS	7,467	-	6,503
Historical A/Craft Restoration SOC	5,907	-	5,296
IBM A/S	3,577	-	3,116
IBM Canada	41,444	-	36,096
IBM UK Ltd	20,193	-	17,523
Ki and Sa Dean c/o Tony Gardner Comm	8,246	-	7,157
Klyne Aviation Ltd	14,384	-	12,528
Knight Frank (Perth)	79,588	79,588	-
Lease Plan Norge AS	2,459	-	2,142
Orange City Council	4,334	-	3,777
OSN Nederland BV	2,050	-	1,785
Pearl Coast Properties Pty Ld	72,565	-	63,202
Prologis Realty L11 B.V.	37,458	-	32,624
SG Finans AS	4,278	4,278	-
South Point Offices BV	15,328	-	13,350
Terra Santa Residence	20,782	-	18,101
Vancouver Intl Airport Authority	20,529	-	17,880
Volkwagen Moller Bilfinans AS	772	693	-
Grand Total	**648,538**	**245,916**	**339,720**

Note 1: The total unpaid post petition amount is prorated for the post-petition period based on the number of post-petition days in May.

CHC Group Ltd., et al.

Accrual Basis-6
(3 of 3)

POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	TYPE OF DEBT	Column1	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST PETITION
HSBC	Senior Secured Note		7,818,479.25	0.00	6,809,643.22
HSBC	Senior Unsecured Note (SUN)		740,096.09	0.00	644,599.82
HSBC	Senior Secured Revolver (SSR)		1,472,807.60	0.00	1,282,767.91
MORGAN STANLEY	ABL Revolver Loan (ABL)		475,724.17	0.00	414,340.40
TOTAL			**$ 10,507,107.11**	**$ -**	**$ 9,151,351.36**

Interest on our long-term debt obligations is calculated based on the interest rates in effect for the period and is calculated based on a 30/360 basis. The total unpaid post petition amount is prorated for the post-petition period based on the number of post-petition days in May.

Monthly Operating Report
ACCRUAL BASIS-7

CASE NAME:	CHC Group Ltd., et al.
CASE NUMBER:	16-31854 (jointly adminstered)

MONTH: May 2016

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		✓
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?	✓	
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	✓	
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	✓	
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	✓	
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		✓
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		✓
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		✓
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		✓
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		✓
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	✓	
12.	ARE ANY WAGE PAYMENTS PAST DUE?		✓

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

2. Refer to General Notes regarding status of bonding.
3. Company continues to transact with wholly and partially owned subsidiaries of CHC Group Ltd in the normal course of operations.
4. Payments have been made by debtors in accordance with the approved wage and tax orders.
5. Intercompany only, cash management order Docket # 288.
11. Payments have been made by debtors in accordance with the approved tax order.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	✓	
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	✓	
3.	PLEASE ITEMIZE POLICIES BELOW.		

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Refer to Insurance Order Docket #268

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
			$0

CHC Group Ltd., et al. (Case 16-31854, jointly administered)
Period: **May 5 through May 31, 2016**
Additional MOR Reporting

Sr. No.	Reporting Requirements (Order / Docket)	Amount (in USD)	Comments
1	Pre-petition Taxes paid during the period in relation to the Final Tax Order (Docket 287)	4,929,054.37	
2	Pre-petition Insurance paid during the period in relation to the Final Insurance Order (Docket 268)	0.00	
3	Pre-petition Customer Deposits paid during the period in relation to the Final Customer Deposits Order (Docket 292)	0.00	
4	Pre-petition PTO Cash-Outs paid during the period in relation to the Final Employee Obligation Order (Docket 289)	5,120.17	This was paid errroneously before Final Order was issued
5	Post-petition Severance (including associated benefits) paid during the period in relation to the Severance Order (Docket 272)	0.00	